PREPAID EXPENSES AND OTHER CURRENT RECEIVABLES (Schedule of Prepaid expenses and other current receivables) (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Other Receivables, Net, Current [Abstract]
Advances to suppliers	$ 14,960	$ 11,960
Prepaid expenses	2,421	3,041
Government institutions	2,896	948
Income tax	1,423	66
Other	397	253
Total other current receivables	$ 22,097	$ 16,268